CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS - Exascale Labs Inc [Member] - USD ($)	12 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Revenues	$ 14,822,799	$ 7,015,512
Cost of revenues	(12,404,546)	(5,910,315)
Gross profit	2,418,253	1,105,197
Operating expenses
Selling and marketing expenses	(499,392)	(989,155)
General and administrative expenses	(1,229,516)	(362,982)
Research and development expenses	(5,490,185)	(2,797,906)
Total operating expenses	(7,219,093)	(4,150,043)
Loss from operations	(4,800,840)	(3,044,846)
Change in fair value of simple agreements for future equity	(7,377,383)	(4,614,821)
Other income	15,832
Loss before income tax expenses	(12,162,391)	(7,659,667)
Income tax expenses
Net Loss	$ (12,162,391)	$ (7,659,667)